UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)                 May 21, 2012

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2012, Hampton Roads Bankshares, Inc. (the “Company”) entered into a Standby Purchase Agreement (the “Agreement”) with its three largest shareholders, affiliates of Carlyle Financial Services Harbor, L.P. (“Carlyle”), ACMO-HR, L.L.C. (“Anchorage”) and CapGen Capital Group VI LP (“CapGen”) (together, the “Investors”). Under the Agreement with the Investors, the Company will undertake a capital raise of at least $80 million, but no more than $95 million through the sale of its common stock, $0.01 par value per share (the “Common Stock”), in a private placement and a public rights offering. Together, the transactions contemplated by the Agreement are referred to herein as the “Capital Raise.” The purpose of the Capital Raise is to satisfy all regulatory capital requirements and provide significant additional capital.

In the private placement the Investors would purchase an aggregate of $50 million of the Common Stock at $0.70 per share (the “Private Placement”).  Following the closing of the Private Placement, the Company plans to conduct a $45 million public rights offering of Common Stock at $0.70 per share (the “Rights Offering”). Under the Agreement the Investors have agreed not to participate in the Rights Offering, but in lieu of that participation, will serve as private standby purchasers of all or a portion of the shares offered but not purchased in the Capital Raise (the “Standby Purchase”). The number of shares the Investors privately purchase in the Standby Purchase and the ultimate size of the Rights Offering will depend on the level of shareholder participation in the Rights Offering.

The Private Placement

Subject to the terms and conditions of the Agreement with the Investors, Carlyle agreed to purchase 18,520,747 shares, Anchorage agreed to purchase 19,197,431 shares and CapGen agreed to purchase 33,710,394 shares of the Company’s Common Stock at $0.70 per share in the Private Placement. Following the consummation of the Private Placement, but before the Rights Offering and Standby Purchase are consummated, Carlyle and Anchorage would each own approximately 24.9% and CapGen would own approximately 37.5% of the Company’s issued and outstanding Common Stock.

The Investors are the Company’s three largest shareholders. As of May 1, 2012, Carlyle held 22.8% of the Company’s Common Stock, Anchorage held 20.8% of the Company’s Common Stock and CapGen held 17.5% of the Company’s Common Stock. Three of the directors on the Company’s Board are or were designees of the Investors: Randal K. Quarles is a managing director of an affiliate of Carlyle, Hal F. Goltz is a senior analyst with Anchorage and Robert B. Goldstein is a founding Principal in CapGen. Before the Capital Raise was approved, Mr. Quarles resigned as a director effective May 21, 2012. Another Carlyle designee, James Burr, has been appointed director of the Company effective when he receives approval from banking regulatory authorities.

At the closing of the Private Placement, the Agreement provides that the Company will pay each of the three Investors (or their designees) a $1 million fee, for a total payment of $3 million in fees. Each of the Investors will also be reimbursed for its fees and expenses incurred in connection with the Capital Raise.

The Company’s and the Investors’ obligations to go forward with the Private Placement are conditioned on meeting a number of requirements set forth in the Agreement. In addition to customary closing conditions, these requirements include:

•	shareholder approval of the issuance of Common Stock in the Capital Raise and the related transactions;
•	shareholder approval of an Amendment to the Articles of Incorporation eliminating certain supermajority shareholder votes as set forth in Schedule II to the Agreement;
•	Federal Reserve approval of CapGen’s participation in the Capital Raise and the Agreement;
•	a determination that the Company has met certain corporate governance undertakings to add four new independent and qualified directors to the Board of Directors; and
•	the delivery of an opinion from KPMG that the Capital Raise will not constitute an “ownership change” within the meaning of Section 382 of the Internal Revenue Code.

The Agreement provides that, so long as all other conditions have been satisfied, the Private Placement would close by June 30, 2012, unless necessary regulatory and shareholder approvals have not been obtained by that date. The closing may be delayed by up to sixty (60) days to obtain the necessary regulatory and shareholder approvals.

The Company and the Investors have also agreed that none of the shares to be sold to any of the Investors under the Agreement will be sold unless the conditions to all of the Investors’ obligations have been satisfied by the Company or waived by the Investors. The Investors will only invest if all invest. If one of the Investors is unable or unwilling to fund its purchase of Common Stock, the Capital Raise will not close. In that event the Company’s sole remedy against the Investor that determines not to fund its purchase of Common Stock is liquidated damages of $2.5 million and a waiver by the Investor of its preemptive rights for a period of nine months.

Among other things, under the Agreement, the Investors are obligated to surrender (or cause their affiliates, as applicable, to surrender) all of their then outstanding warrants to purchase the Company’s Common Stock at the closing of the Private Placement. As of May 1, 2012, an affiliate of Carlyle held warrants to purchase 333,874 shares of Common Stock at $10.00 per share, Anchorage held warrants to purchase 1,001,618 shares of Common Stock at $10.00 per share and CapGen held warrants to purchase of 500,810 shares of Common Stock for $10.00 per share.

The Rights Offering

Following a successful closing of the Private Placement, the Company has committed to undertake the $45 million Rights Offering, at $0.70 per share. The Rights Offering would afford each of the Company's shareholders other than the Investors the opportunity to purchase up to, but no more than, their pro rata share of the $95 million maximum Capital Raise based on the Common Stock they hold as of the close of business on May 31, 2012 (the “Rights Offering Record

Date”). Specifically, for each share held on the Rights Offering Record Date, shareholders will receive a basic subscription right to purchase 1.8600 shares of Common Stock (the “Basic Right”) and an additional subscription right to purchase 2.0667 shares of Common Stock (the “Additional Right”) that may be used once the associated Basic Right has been exercised. The Basic Right is equal to a pro rata share of the Rights Offering. The Additional Right, when exercised together with the Basic Right, permits each shareholder to purchase 3.9267 shares of Common Stock, which is the pro rata share of the aggregate $95 million maximum Capital Raise.

The Basic Right and the Additional Right will be non-transferrable. The Rights Offering Record Date will occur before the Private Placement closes, and therefore the subscription rights each shareholder receives will not be diluted by the Private Placement.

The Standby Purchase

In the Agreement, the Investors have agreed not to exercise the rights they receive in the Rights Offering and instead have committed to privately purchase from the Company in the Standby Purchase, at $0.70 per share, all or a portion of the shares not subscribed for by the Company’s shareholders other than the Investors (collectively, the “Other Shareholders”) in the Rights Offering. The Investors’ agreement not to participate in the Rights Offering will make available to the Other Shareholders in the Rights Offering shares sufficient to permit the Other Shareholders to purchase their pro rata share of the $95 million Capital Raise. The Rights Offering and the Standby Purchase will close as simultaneously as practicable.

As specified in the Agreement, the number of shares of Common Stock that the Investors may purchase in the Standby Purchase is restricted to comply with applicable federal bank regulatory authority and laws and the Agreement reflects the maximum investment elected by CapGen (collectively, the “Investor Ownership Restrictions”). Under the Bank Holding Company Act and Change in Bank Control Act and applicable Federal Reserve rules, regulations and approvals, neither Carlyle nor Anchorage may hold more than 24.9% of the Company’s outstanding shares of Common Stock. CapGen has agreed in the Agreement to purchase no more than 55,214,285 shares of Common Stock in the Standby Offering. With this cap on CapGen’s participation, its ownership cannot exceed 41.2% of the Company’s outstanding Common Stock at the conclusion of the Capital Raise. As such, the Investors’ obligation to buy shares not subscribed for in the Rights Offering is subject to the Investor Ownership Restrictions and is dependent on the participation of the Other Shareholders in the Rights Offering. The precise number of shares to be purchased by each Investor in the Standby Purchase will be determined in accordance with Schedule I of the Agreement.

If no Other Shareholders participate in the Rights Offering, under the Agreement the Investors are expected to purchase 42,836,461 of the shares not subscribed for in the Rights Offering, equaling an aggregate purchase of 114,265,032 shares of the Company’s Common Stock in the Private Placement and Standby Purchase. With the participation of the Other Shareholders, the Investors would be able to purchase more shares in the Standby Offering without violating the Investor Ownership Restrictions. In particular, as Other Shareholders exercise their rights to purchase stock in the Rights Offering, Carlyle and Anchorage may purchase more shares of the Company’s Common Stock in the Rights Offering without exceeding the applicable 24.9% regulatory ownership limitation. If there is sufficient participation by the Other Shareholders, the Investors would be able to buy a maximum of 53,518,176 of the shares of Common Stock not subscribed for in the Rights Offering without violating the Investor Ownership Restrictions. Therefore, when aggregated with the Private Placement of 71,428,571 shares, the maximum amount the Investors can purchase between the Private Placement and the Standby Offering is 124,946,747 shares of Common Stock.

The foregoing description of the Agreement and the transactions contemplated thereby are qualified in their entirety by reference to such Agreement, which is filed as an exhibit to this Current Report, and each shall be deemed incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The Company entered into the Agreement providing for the sale of Common Stock for an aggregate combined total of up to $95 million, as described above under Item 1.01, of which the Investors will privately purchase 71,428,571 shares of Common Stock in the Private Placement and up to 53,518,176 shares of Common Stock in the Standby Purchase. The securities sold to the Investors will be issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Ex. 10.1	Standby Purchase Agreement, dated May 21, 2012.

Additional Information

Purchases of Common Stock by the Investors in the Private Placement and Standby Purchase discussed herein and in the attached exhibit involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933. Neither the attached exhibit nor this Current Report on Form 8-K constitutes an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transactions contemplated herein and in the attached exhibit (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available. Directors and officers of the Company may solicit proxies for the shareholders meeting and will not be compensated separately for such services, but may be reimbursed for their reasonably incurred expenses. The Company may also hire and pay a firm to solicit proxies in connection with the proposals to be acted upon at the shareholders meeting.

The written materials described above, including the Proxy Statement and the interests of participants in the proxy solicitation pursuant to the Proxy Statement to be filed and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Thomas B. Dix, III, Secretary of the Board, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

Caution about Forward-Looking Statements

Certain information contained herein and in the attached exhibits may include “forward-looking statements.” These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described herein, the purposes of the Capital Raise and use of proceeds, the conditions necessary for and timing of the closing on the Private Placement and other transactions contemplated in the Capital Raise. There can be no assurance that the Company will be able to close on the transactions with Investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, the Company’s ability to complete the transactions and other aspects of the Company’s Capital Raise and recovery plans, including shareholder and regulatory and other third-party actions and consents. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and other filings with the SEC.

Sales of common stock to the Investors have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Act.

This current report is not an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Offers and sales to persons in the rights offering shall only be made pursuant to an effective registration statement under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: May 24, 2012	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 10.1	Standby Purchase Agreement, dated May 21, 2012.